OST

GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
MARGARITA ELIAS
Nevada Bar No. 14867
Email: melias@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., *et al.*, Plaintiffs, vs. DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THROUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive, Defendants, GLOBAL TECH INDUSTRIES GROUP, INC., Nominal Defendant.	CASE NO.: A-24-896359-B DEPT NO.: XVI **RECEIVER'S MOTION TO (1) APPROVE PROCEDURE TO ADMINISTER CLAIMS AND PROOF OF CLAIM FORM, (2) ESTABLISH DEADLINE FOR FILING PROOFS OF CLAIM, AND (3) PERMIT NOTICE BY MAIL AND PUBLICATION** **EX PARTE MOTION FOR ORDER SHORTENING TIME AND ORDER THEREON**

Paul Strickland, as receiver (the "Receiver"), respectfully moves this Court for an Order (1) approving the procedure to administer claims set forth herein and the Proof of Claim Form attached hereto as **Exhibit A**, (2) establishing a deadline for filing proofs of claim against the Receivership Estate, including claims arising out of (i) any dealing or business transacted by or with, or based upon acts or omissions of Global Tech Industries Group Inc. ("GTII") or Defendants David Reichman, Kathy M. Griffin, Frank Benintendo, and Donald Gilbert (collectively "Defendants") with respect to GTII and (ii) any dealing or business transacted that

relates in any way to any Receivership Assets, and (3) setting the deadline for the Receiver to provide notice of the deadline for filing proofs of claim by mail (and email where an email address is available) and by publication in The Wall Street Journal or similar publication, the Nevada Legal News, and on GTII's website at www.gtii-us.com, substantially in a form attached hereto as **Exhibit B** (the "Notice").[1]

The Receiver also respectfully moves for an order shortening time as set forth in the below Declaration.

Dated this 5th day of May 2025.

GARMAN TURNER GORDON LLP

/s/ William M. Noall
WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
MARGARITA ELIAS
Nevada Bar No. 14867
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

[1] The Notice may omit the caption of this case to reduce the cost of the publications in the Receiver's discretion.

MOTION FOR ORDER SHORTENING TIME AND DECLARATION OF WILLIAM M. NOALL, ESQ. IN SUPPORT THEREOF

I, William M. Noall, declare as follows:

1. I am an attorney of the law firm Garman Turner Gordon LLP, counsel of record for Paul Strickland, as equity receiver (the "Receiver") of Global Tech Industries Group, Inc. ("GTII"), in the above-captioned case. In such capacity, I have developed personal knowledge regarding the facts set forth below.

2. I make this Declaration in support of the Receiver's Motion to (1) Approve Procedure to Administer Claims and Proof of Claim Form, (2) Establish Deadline for Filing Proofs of Claim, and (3) Permit Notice by Mail and Publication ("Motion"). This request is made in good faith and without dilatory motive.

3. The Receiver has substantially concluded his review of the documents concerning GTII, and believes he has a reasonable understanding of the claims the receivership estate has against others, and that others have against the receivership estate.

4. The Receiver is readying his fourth interim report for filing with the Court, which will occur in advance of the status check hearing set on May 28, 2025, at 9:00 a.m.

5. Under the circumstances and to reduce receivership estate resources and promote judicial efficiency, good cause exists for shortening the time to hear the Motion on May 28, 2025 at 9:00 a.m.

6. Furthermore, if the matter is heard on or after May 28, 2025, any party opposing or otherwise responding to this request will be afforded the time provided by EDCR 2.20(e) to oppose the motion, such that no prejudice results to any party.

7. Alternatively, the Receiver requests that the Court set the Motion for hearing as soon as permitted by the Court's calendar and by the local rules.

I declare under penalty of perjury under the law of the State of Nevada that the foregoing is true and correct.

DATED this 5th of May 2025.

/s/ William M. Noall
WILLIAM M. NOALL, ESQ.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

ORDER SHORTENING TIME

Good cause appearing therefore, IT IS HEREBY ORDERED that the foregoing **MOTION TO (1) APPROVE PROCEDURE TO ADMINISTER CLAIMS AND PROOF OF CLAIM FORM, (2) ESTABLISH DEADLINE FOR FILING PROOFS OF CLAIM, AND (3) PERMIT NOTICE BY MAIL AND PUBLICATION AND INCORPORATED MEMORANDUM OF LAW** shall be heard on shortened time on the ~~28th~~ 27th day of May 2025, at ~~9:00~~ 9:30 a.m. before the above entitled Court located at Regional Justice Center, 200 Lewis Ave., Las Vegas, NV 89155.

IT IS SO ORDERED.

Dated this 5th day of May, 2025

DISTRICT COURT JUDGE AK

E4B C8D 3ACC 904B
Timothy C. Williams
District Court Judge

Submitted by:

/s/ William M. Noall
William M. Noall, Esq.
Dylan T. Ciciliano, Esq.
Margarita Elias, Esq.
GARMAN TURNER GORDON LLP
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119

Attorneys for Receiver Paul Strickland

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

MEMORANDUM OF POINTS AND AUTHORITIES IN SUPPORT OF MOTION TO (1) APPROVE PROCEDURE TO ADMINISTER CLAIMS AND PROOF OF CLAIM FORM, (2) ESTABLISH DEADLINE FOR FILING PROOFS OF CLAIM, AND (3) PERMIT NOTICE BY MAIL AND PUBLICATION

I.

RELEVANT BACKGROUND

On September 18, 2024, pursuant to this Court's *Order Appointing Receiver* (the "Receivership Order"), the Receiver was appointed as an equity receiver to take control of GTII and any of its subsidiaries, divisions, or field operations, wherever located, and any and all of their property, including real property, personal property, tangible property, intangible property, accounts receivable, assets, monies, financial accounts, financial books, records, keys, computer systems, servers, intellectual property rights, websites, client lists, title documents and other papers (collectively hereinafter the "Receivership Assets"), which for purposes of the Receivership Order includes all authorized but unissued common or preferred stock or other securities of GTII.[2] The Receiver was selected for his role because of his experience in the micro-cap company markets and because he has experience rehabilitating and adding value to troubled micro-cap companies, which in turn benefits their shareholder base.

Pursuant to the Receivership Order, the Court asserted exclusive jurisdiction and, through the Receiver, took exclusive possession of the Receivership Assets, including without limitation GTII's businesses and properties associated therewith.[3] The Receivership Order directed and authorized the Receiver to undo any transfers, assignments, sales, and/or other contract that were entered into on behalf of GTII either illegally or fraudulently,[4] and the Receiver was directed and authorized to seek the claw-back, cancelation, freeze, and/or disgorgement any wrongful issuances, payments, and/or transfers made to Management and/or their family members, friends, affiliates, and other related parties that the Receiver deems are necessary and appropriate.[5]

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[2] *See* Receivership Order 9:10-16.

[3] *See* Receivership Order 10:1-3.

[4] *See* Receivership Order 15:15-17.

[5] *See* Receivership Order 15:18-21.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

The Receivership Order provides, in pertinent part, that the Receiver is directed and authorized to enter into payment plans to pay debts of GTII, including without limitation pre-receivership liabilities and taxes,[6] and the Receiver is directed and authorized to write checks for the purpose of making any payments required or permitted to be made under the Receivership Order.[7]

The Receiver is substantially underway in the process of determining the legal obligations of GTII and the Receivership Estate. However, for the Receiver to confirm the extent of the of GTII's legal obligations, and to allow investors, creditors, and any other interested parties to advise the Receiver of any possible claims against GTII and the Receivership Estate, the Receiver proposes that the Court approve the Proof of Claim Form attached hereto as **Exhibit A** and the procedures to administer claims set forth below.

II.

RELIEF REQUESTED

As set forth above, pursuant to the Receivership Order, the Receiver is obligated to take possession of the Receivership Assets for the benefit of the Receivership Estate and to take whatever other steps are necessary for the protection of the Receivership Estate. The Receiver's goal is to ultimately marshal and distribute liquidated assets to creditors and possibly investors with allowed claims (the "Distributions") in a fair and equitable manner.

A. Claim Bar Date

The Receiver seeks entry of an order establishing a filing deadline for all claimants (the "Claimants") holding claims against GTII and the Receivership Estate, including those arising out of (1) any dealing or business transacted by or with, or based upon acts or omissions of GTII or Defendants, or any of them, with respect to GTII and (2) any dealing or business transacted that relates in any way to any Receivership Assets. Further, pursuant to the requested order, claimants waive any right to a jury trial with respect to such claims, objections, defenses, and counterclaims. The Claim Bar Date and the procedures set forth below for filing a Proof of

[6] *See* Receivership Order 12:3-5.

[7] *See* Receivership Order 12:6-7.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

Claim apply to all claims (other than administrative claims) against of the Receivership Estate. The Receiver proposes that the Claim Bar Date be the later of either ninety (90) days from the entry of the Order requested herein or seventy-five (75) days from the mailing (and emailing where an email address is available) of the Proof of Claim Form to known possible Claimants (the "Claim Bar Date").[8] This date will allow the Receiver sufficient time to arrange for and publish the proposed Notice and give potential Claimants sufficient time to file a claim with the Receiver. Claimants must file claims in order to participate in any distribution of Receivership Assets. THE RECEIVER PROPOSES THAT ANY CLAIM RECEIVED BY THE RECEIVER AFTER THE CLAIM BAR DATE SHOULD BE DISALLOWED AND FOREVER BARRED.

The Receiver submits that it is appropriate to establish a Claim Bar Date to permit the Receiver to allow as many Claimants as possible to participate in these proceedings. Furthermore, a Claim Bar Date will allow the Receiver to obtain certainty in a reasonably prompt fashion as to the total amount of potential claims against the Receivership Estate. Such certainty will facilitate a timely claims resolution and Distribution process.

B. Notice by Mail and Publication

The Receiver and his professionals have spent considerable time, effort, and resources examining documents and other data relating to GTII and the Receivership Assets. Based on the review of these voluminous documents, the Receiver believes he has identified substantially all of GTII's creditors and shareholders. As to these known potential Claimants, the Receiver possesses last known mailing addresses according to GTII's records in the Receiver's possession or control, and the Receiver proposes mailing the Notice (and emailing the Notice where an email address is available) within fifteen (15) days from the notice of entry of the order approving this Motion.

However, some known Claimants for which the Receiver has addresses may have moved or otherwise changed addresses. In addition, the Receiver believes it is possible GTII's records may lack last known mailing addresses of all potential Claimants. The Receiver's knowledge is

[8] The Receiver will calculate and insert the specific date for the Claim Bar Date in the Notice and Proof of Claim Form. The proposed Notice and Proof of Claim Form currently contain blanks where the Receiver intends to insert this date.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

limited to (1) the documents he has been able to obtain from GTII's books and records and Officer and director email, financial institutions, and investors and (2) the other information he has gathered. Accordingly, it is possible that some potential Claimants may be currently unknown. The identity of these possible Claimants is not reasonably ascertainable. As such, providing notice of the Claim Bar Date to all potential Claimants by direct mail alone is not possible.

Although the Receiver believes known creditors are located in at least four (4) states, New York, Florida, Nevada and California, based upon the documents reviewed and information gathered to date, other potential creditors may exist throughout the United States. Due to the significant expense associated with publication of the Notice in each of the states and provinces where potential Claimants may reside and the relatively few (if any) interested parties who might benefit from such publication, the Receiver proposes publishing the Notice in The Wall Street Journal or similar publication, the Nevada Legal News, and on GTII's website at www.gtii-us.com at least seventy-five (75) days prior to the Claim Bar Date.

Therefore, the Receiver seeks permission to provide notice of the Claim Bar Date to known potential Claimants by mail to their last known address (and email where an email address is available) and to unknown Claimants by publication in The Wall Street Journal or similar publication, the Nevada Legal News, and on GTII website. The Notice of the Claim Bar Date will be substantially in the form attached hereto as **Exhibit B**. The Receiver believes that such Notice is reasonably calculated to inform all known and unknown Claimants of the Claim Bar Date.

C. Procedures to Be Applied to the Administration of Claims

The Receiver has developed a proposed procedure ("Claims Administration Procedure") and Proof of Claim Form to efficiently, equitably, and promptly identify potential Claimants and the amount and validity of any claim. The Receiver's proposed procedure will ensure certainty as to the total number and amount of claims against the Receivership Estate and thus allow for an equitable distribution among Claimants. The Receiver's proposed procedure also will serve to lessen the burden on many known Claimants. This proposed procedure is as follows.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

The Receiver and his professionals have spent considerable time and resources examining voluminous documents relating to the Receivership Estate, including financial information.

To make the process of submitting a claim less burdensome for investors, the Receiver proposes that he mail (and email where an email address is available) a Proof of Claim Form to each creditor who, according to the Receiver's records, has a claim against GTII. Creditors must complete and sign the Proof of Claim Form under penalty of perjury and return it to the Receiver before the Claim Bar Date together with all of their documentation supporting his or her claim as specified below.

Each filed Proof of Claim must conform substantially to and must contain all of the information sought in the Proof of Claim Form approved by the Court. The Receiver reserves the right to reject any altered Proof of Claim Form. Such rejection will be treated as a deficiency and the Claimant will have until fifteen (15) days after that date the receiver mails notice to a Claimant submitting an altered Proof of Claim Form rejected by the Receiver to submit an acceptable Proof of Claim Form. Each Proof of Claim must be signed by the Claimant or, if the Claimant is not an individual, by an authorized agent of the Claimant. The Claimant must attest under penalty of perjury that the information, including the information provided by the Receiver, is true and correct. Each Proof of Claim must be legible, written in English, and denominated in United States currency. The submission of a Proof of Claim will both (i) subject the Claimant to the jurisdiction of the Eighth Judicial District Court in and for Clark County Nevada and (ii) act as a waiver of any jury trial right of a Claimant with respect to his or her asserted claims against the Receivership Estate and any claims, remedies counterclaims, defenses, set off rights, or other rights the Receiver may have with respect to such claims.

All Proofs of Claim must be sent so as to be received on or before the Claim Bar Date at the following address:

Paul Strickland, Receiver
120 State Avenue NE, Suite 1014
Olympia, WA 98501

Any properly completed and timely filed Proof of Claim will be considered allowed if it

is established that: (1) the claim arises out of GTII's activities; (2) the claim is recognized by law; (3) the claim is consistent with the books and records available to the Receiver; and (4) no ground exists for denying the claim.

After the Claim Bar Date and the Receiver has evaluated all submitted claims, he will seek approval from this Court regarding: (1) allowed claim amounts; (2) priority of claims; (3) a process for the determination of objections to claim determinations and priorities reached by the Receiver; (4) the timing and amount of Distributions; and (5) if needed, the establishment of reserves for administration of the Receivership, for litigation, and for disputed claims and priorities (until such time as such disputes are resolved).

After all claims and priority objections are resolved, the Receiver will prepare a motion for a proposed Distribution. The motion will identify the total assets in the Receivership Estate at the pertinent time and the total allowed claims amount. After Court approval, any Distribution to the Claimants will be made in an equitable manner and in accordance with the appropriate priority, and no Claimant shall receive more than the allowed amounts. Any Distributions of amounts less than the Claimants' total allowed amounts will be made on a pro rata basis based on the Claimants' allowed claim amounts. The Receiver may seek Court approval to make interim distributions.

All administrative expenses, including attorneys' fees and costs, litigation expenses, experts, and other administrative costs, will be paid from the Receivership Estate. These administrative expenses will be paid or reserved before any Distribution is made. Administrative expenses may also include, but are not limited to: (1) expenses for publishing and mailing or otherwise serving the Notice, and (2) the retention of one or more consultants to assist in analyzing the validity of filed claims. No previous request for the relief sought herein has been made to this Court.

The Receiver requests that this Court (1) approve the Claims Administration Procedure as set forth herein and the Proof of Claim Form as attached hereto as **Exhibit A**; (2) establish a deadline for receipt of Proofs of Claim that is later of either ninety (90) days from the entry of the Order requested herein or seventy-five (75) days from the mailing (and emailing where an

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

email address is available) of the Proof of Claim Form to known possible Claimants; and (3) permit notice of the established Claim Bar Date in the form attached hereto as **Exhibit B** by (a) first class U.S. mail to the last known addresses of all known potential claimants, (b) publication in The Wall Street Journal or similar publication, the Nevada Legal News, and on GTII's website at http://www.gtii-us.com.

For the Court's convenience, a proposed Order granting this Motion is attached as **Exhibit C**.

III.

MEMORANDUM OF LEGAL AUTHORITIES

The Court's power to supervise an equity receivership and to determine the appropriate actions to be taken in the administration of the receivership is extremely broad. *Securities Exch. Comm'n v. Elliott*, 953 F.2d 1560, 1566 (11th Cir. 1992); *Securities Exch. Comm'n v. Hardy*, 803 F.2d 1034, 1038 (9th Cir. 1986); 75 C.J.S. Receivers § 119 ("Directing a receiver in the administration of the receivership is within the discretion of the court . . . . [T]he court has wide discretion in approving the receiver's proposed actions."). The Court's wide discretion derives from the inherent powers of an equity court to fashion relief. *Elliott*, 953 F.2d at 1566; *Securities Exch. Comm'n v. Safety Finance Service, Inc.*, 674 F.2d 368, 372–73 (5th Cir. 1982); *see Am. Sterling Bank v. Johnny Mgmt. LV, Inc.*, 126 Nev. 423, 428, 245 P.3d 535, 538 (2010) ("[D]istrict courts have full discretion to fashion and grant equitable remedies[.]"). The relief sought by the Receiver falls squarely within those powers.

In receivership proceedings such as this, "[e]very person who has any claim or demand against the estate or property in the custody of the court through the receiver, . . . must assert such claim or demand in the court in which such receiver was appointed." Ralph E. Clark, Clark on Receivers § 646, at 1132 (3rd ed. 1992).[9] Although there are many ways in which a claimant

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[9] Nevada courts often cite Clark on Receivers with approval. *See, e.g.*, *U.S. Bank Nat'l Ass'n v. Palmilla Dev. Co.*, 131 Nev. 72, 77, 343 P.3d 603, 607 (2015) (citing Clark on Receivers § 482); *Anes v. Crown P'ship, Inc.*, 113 Nev. 195, 199, 932 P.2d 1067, 1069 (1997) (citing Clark on Receivers § 428); *Fullerton v. Second Jud. Dist. Ct. In & For Cnty. of Washoe*, 111 Nev. 391, 401, 892 P.2d 935, 941 (1995) (citing Clark on Receivers § 510); *Jones v. Free*, 83 Nev. 31, 36–37, 422 P.2d 551, 554 (1967) (citing Clark on Receivers § 11).

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

can assert a claim, one such way is for claimants to be authorized "under a general order of the appointing court [to file their] claim with the receiver." *Id.* The receiver may agree or disagree with the claim, which claim is ultimately approved or disapproved by the court. *Id.* "The claims should be definite enough to enable the receiver to pass on their validity, fairness and legality and to place them in their proper and legal category of claims for preference, if any." *Id.* § 651, at 1142.

In addition to approving the proof of claim form, it is not unusual for a court overseeing a receivership to enter an order limiting the time within which claims must be presented. *Id.* § 652, at 1142 (citing *Chicago Title & Trust Co. v. Fox Theatres Corp.*, 91 F.2d 907, 911 (2d Cir. 1937); *People of New York v. Hopkins*, 18 F.2d 731, 732–33 (2d Cir. 1927)). Such an order limiting the time within which claims must be presented has been deemed to be necessary to "lay the foundation for the court to order payments to creditors and distribution to those entitled to receive." *Id.* § 651, at 1142. Furthermore, a court with jurisdiction over a receivership, by advertisement and by proper notices by mail, by publication and otherwise should take measures to notify interested parties affected by the receivership. *Id.* § 652, at 1143.

Under the terms and conditions of the Receivership Order, the Receiver, among other things, is authorized, empowered, and directed to (a) administer the assets of the Receivership Entities and (b) determine the extent of liabilities the Receiver believes to be the legal obligations of the Receivership Entities. *See* Order Appointing Receiver. In exercising his duties, the Receiver has determined that it is reasonable, necessary, advisable, and in the best interest of the Receivership Entities that the Claims Administration Procedures, Notice, Claim Bar Date, and Proof of Claim Form as set forth herein and in the attached exhibits be approved by this Court.

IV.

CONCLUSION

Based on the foregoing, Paul Strickland as Receiver, respectfully requests that this Court enter an Order substantially in the form of **Exhibit C**: (1) approving the Claims Administration Procedure as set forth herein and the Proof of Claim Form attached as **Exhibit A**, (2)

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

establishing the Claim Bar Date requested herein, (3) permitting notice of such deadline in the form attached as **Exhibit B** and as described above, and (4) allowing all such further relief as this Court deems just and proper.

Dated this 5th day of May 2025.

GARMAN TURNER GORDON LLP

/s/ William M. Noall
WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
MARGARITA ELIAS
Nevada Bar No. 14867
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

Exhibit A

PROOF OF CLAIM FORM
(DO NOT FILE WITH THE COURT)

WHITE ROCKS (BVI) HOLDINGS INC., *et al.*, Plaintiffs, vs. DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THROUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive, Defendants, GLOBAL TECH INDUSTRIES GROUP, INC., Nominal Defendant. CASE NO.: A-24-896359-B DEPT NO.: XVI District Court - Clark County, Nevada	Name and address of Claimant (Please print or type):

ATTENTION:

The Honorable Timothy C. Williams of the Eighth Judicial District Court in and for Clark County Nevada, entered Order Appointing Receiver (the "Receivership Order") appointing Paul Strickland as equity Receiver of Global Tech Industries Group, Inc. ("GTII") and to marshal the assets of GTII for the GTII receivership estate ("Receivership Estate") for the benefit of creditors, shareholders and other parties in interest. The Receivership Order may be reviewed on the internet at www.gtii-us.com. On_________ , the Court issued an Order establishing a Claim Bar Date for all claims and approving this Proof of Claim Form and the basic procedures to administer any claims. In order to be eligible to be considered for a distribution from the Receivership Assets (as defined in the Receivership Order) for a claim, you must complete and return this Proof of Claim Form and provide the requested documentation, so that it is received on or before__________, to Paul Strickland, Receiver, 120 State Avenue NE, Suite 1014, Olympia, WA 98501. The proper filing of this completed claim form may entitle you to receive a distribution from the Receivership. Altered forms will not be accepted.

The information provided in this Proof of Claim Form will be used to calculate your distribution, if any, from the Receivership Estate. The Receiver has the right to dispute and/or verify any information you have provided in order to determine the proper distribution amount, if any, to which you may be entitled. The Receiver further has the right to amend any information he may provide to you.

IMPORTANT INFORMATION TO READ PRIOR TO SUBMITTING THIS FORM

ANY PERSON OR ENTITY SUBMITTING THIS PROOF OF CLAIM FORM SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE EIGHTH JUDICIAL DISTRICT COURT IN AND FOR CLARK COUNTY NEVADA FOR ALL PURPOSES, INCLUDING, WITHOUT LIMITATION, AS TO ANY CLAIMS, OBJECTIONS, DEFENSES, OR COUNTERCLAIMS THAT COULD BE OR HAVE BEEN ASSERTED BY THE RECEIVER AGAINST SUCH CLAIMANT OR THE HOLDER OF SUCH CLAIM IN CONNECTION WITH THIS RECEIVERSHIP, INCLUDING THOSE ARISING OUT OF (1) ANY DEALING OR BUSINESS TRANSACTED BY OR WITH, OR BASED UPON ACTS OR OMISSIONS OF GTII OR THE ABOVE-CAPTIONED DEFENDANTS, OR ANY OF THEM, WITH RESPECT TO GTII AND (2) ANY DEALING OR BUSINESS TRANSACTED THAT RELATES IN ANY WAY TO ANY RECEIVERSHIP ASSETS (AS DEFINED IN THE RECEIVERSHIP ORDER). FURTHER, CLAIMANTS WAIVE ANY RIGHT TO A JURY TRIAL WITH RESPECT TO SUCH CLAIMS, OBJECTIONS, DEFENSES, AND COUNTERCLAIMS. IF THIS COMPLETED, SIGNED UNDER PENALTY OF PERJURY IS NOT RECEIVED BY THE RECEIVER AT THE ABOVE-REFERENCED ADDRESS BY ____________, YOU WILL BE FOREVER BARRED FROM ASSERTING ANY CLAIM AGAINST THE RECEIVERSHIP ASSETS AND YOU WILL NOT BE ELIGIBLE TO RECEIVE ANY DISTRIBUTIONS FROM THE RECEIVER.

GENERAL INSTRUCTIONS:

You must answer every question. Please answer each question as fully as possible. If you need additional space to complete an answer, please attach a separate sheet of paper and indicate the number of the question for which you are providing the additional information. If the question does not apply to you, please write "not applicable." Do not write "NA," "N/A" or the like. If the answer to the question is "no" or "none," please answer as such.

1. Full name of person completing this form. ____

2. If this form is being completed on behalf of a person or entity other than the person listed in question 1, please provide the name of the person or entity with a claim against (or other interest in) the Receivership Assets.

   ____

3. If this form is being completed on behalf of an entity, please provide the full name of the entity and all of its trustees, officers, directors, managing agents, shareholders, partners, beneficiaries, and any other party with an interest in the entity.

   ____

   ____

   ____

4. Current address and telephone number of person completing this form.

   ____

   ____

____

____

5. Current address and telephone number of person or entity with a claim against (or other interest in) the Receivership Assets (if different from answer to question 4).

____

____

____

6. Provide **<u>one</u>** mailing address where you (or the person/entity on whose behalf you are acting) authorize the receipt of all future communications relating to this claim, including any possible distribution payment you may receive. It is your responsibility to advise the Receiver of any change to this address after the submission of this form.

____

____

7. How much is the claim? $______________________________. Include an itemization of the claim(s). Does this amount include interest or other charges?

   Yes _______ No _______

8. What is the basis of the claim? ____
   ____

   Attach copies of documents and records upon which you rely to support your claim.

9. Is all or part of the claim(s) secured by a lien on Receivership Assets?

   Yes _______ No _______

   If you answered yes, include the security agreement, evidence of perfection, and the identity and value of your collateral.

10. Has this claim been acquired from someone else?

    Yes_______ No _______

    If you answered yes, please identify with specificity from whom the claim(s) were acquired.

    ____

____

11. Do you know if anyone else has filed a Proof of Claim Form for this claim(s)?

    Yes _______ No _______

    If you answered yes, please identify with specificity who made the earlier filing.

    ____

    ____

12. Have you filed or otherwise commenced any lawsuits, arbitrations, actions, or other proceedings; or made any demands against any person or entity, relating in any way to your claim(s), including against any employees, officers, directors, representatives, other investors, or shareholders, brokers or agents of GTII, or any other person or entity?

    Yes _______ No _______

    If you answered yes, enclose copies of the complaints, demands, or other documents that support your claim(s).

Please submit this completed and signed, under penalty of perjury, Proof of Claim Form and legible copies of any documentation requested in this form to Paul Strickland, Receiver, 120 State Avenue NE, Suite 1014, Olympia, WA 98501 SO THAT IT IS RECEIVED NO LATER THAN ______________________________.

Sign, date, print your name and title, if any.

By signing below, I certify under <u>penalty of perjury</u> pursuant to § 53.045 of the Nevada Revised Statutes that the information provided in this form is true and correct.

Sign: ____

Print Name: ____

Date: ____

Title: ____

Exhibit B

TO ALL PERSONS AND ENTITIES ASSERTING CLAIMS INCLUSIVE OF DERIVATIVE CLAIMS AGAINST GLOBAL TECH INDUSTRIES GROUP, INC.

On _June 27, 2024, certain plaintiffs commenced an action ("Case") styled *White Rocks (BVI) Holdings, Inc., et al. v. David Reichman, Kathy M. Griffin, Frank Benintendo, Donald Gilbert*, in the Eighth Judicial District Court in and for Clark County Nevada bearing Case Number A-24-896359-B (the "Court"). On September 18, 2024, pursuant to the Court's *Order Appointing Receiver* (the "Receivership Order"), Paul Strickland (the "Receiver") was appointed as an equity receiver to take control of Global Tech Industries Group, Inc. ("GTII") and to marshal the assets of GTII for the GTII receivership estate (the "Receivership Estate"), including any of its subsidiaries, divisions, or field operations, wherever located, and any and all of their property, including real property, personal property, tangible property, intangible property, accounts receivable, assets, monies, financial accounts, financial books, records, keys, computer systems, servers, intellectual property rights, websites, client lists, title documents and other papers (collectively hereinafter the "Receivership Assets"). The Receivership Order may be reviewed on the internet at www.gtii-us.com.

On ________________, 2024, the Court issued an Order establishing a Claim Bar Date for all claims and approving a Proof of Claim Form and the basic procedures to administer claims. ANY PERSON OR ENTITY THAT SUBMITS A PROOF OF CLAIM SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE EIGHTH JUDICIAL DISTRICT COURT IN AND FOR CLARK COUNTY, NEVADA FOR ALL PURPOSES, INCLUDING, WITHOUT LIMITATION, AS TO ANY CLAIMS, OBJECTIONS, DEFENSES, OR COUNTERCLAIMS THAT COULD BE OR HAVE BEEN ASSERTED BY THE RECEIVER AGAINST SUCH CLAIMANT OR THE HOLDER OF SUCH CLAIM IN CONNECTION WITH THIS RECEIVERSHIP, including those arising out of (1) any dealing or business transacted by or with, or based upon acts or omissions of GTII or Defendants David Reichman, Kathy M. Griffin, Frank Benintendo, Donald Gilbert (collectively "Defendants") with respect to GTII, and (2) any dealing or business transacted that relates in any way to any Receivership Assets. Further, claimants waive any right to a jury trial with respect to such claims, objections, defenses, and counterclaims. The Claim Bar Date and the procedures set forth below for filing a Proof of Claim apply to all claims (other than administrative claims) against the Receivership Estate.

1. WHO MUST FILE A PROOF OF CLAIM

If you think that you may have a claim, including a claim arising out of (1) any dealing or business transacted by or with, or based upon acts or omissions of GTII or Defendants, or any of them, with respect to GTII, or (2) any dealing or business transacted that relates in any way to any Receivership Assets you **MUST** file a Proof of Claim to share in distributions from the Receivership Estate. All claims must be filed on or before the Claim Bar Date, even if such claim is not now mature, fixed, liquidated, or certain, or does not become mature, fixed, liquidated, or certain before the Claim Bar Date.

2. WHAT TO FILE

Each Proof of Claim you file **MUST** conform substantially to the Proof of Claim Form and provide responses to all of the questions in the Proof of Claim Form that either (1) was mailed to you along with this Notice or (2), if you have not received one by mail, was posted on the internet at www.gtii-us.com. Altered forms will not be accepted. A copy of a Proof of Claim Form also may be obtained from Garman Turner Gordon LLP, 7251 Amigo Street, Suite 210, Las Vegas, NV 89119, phone number: (725) 777-3000. Each Proof of Claim you file **MUST** be signed under penalty of perjury by the Claimant or, if the Claimant is not an individual, by an authorized agent of the Claimant. Each Proof of Claim **MUST** be legible, written in English, and denominated in United States currency.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

3. WHEN AND WHERE TO FILE

Except as provided for in this Notice, all Proofs of Claim must be delivered by mail or otherwise so as to be **received on or before** ___________________________ at the following address: Paul Strickland, Receiver, 120 State Avenue NE, Suite 1014, Olympia, WA 98501. DO NOT SEND YOUR PROOF OF CLAIM FORM TO THE COURT OR JUDGE PRESIDING OVER THIS CASE.

4. CONSEQUENCES OF FAILURE TO FILE A PROOF OF CLAIM BY THE CLAIM BAR DATE

ANY HOLDER OF A CLAIM OR POTENTIAL CLAIM THAT FAILS TO FILE A PROOF OF CLAIM (1) THAT FULLY COMPLIES WITH ALL REQUIREMENTS SET FORTH IN THIS NOTICE AND (2) BY THE CLAIM BAR DATE WILL BE FOREVER BARRED, ESTOPPED, AND ENJOINED FROM ASSERTING SUCH CLAIM AGAINST THE RECEIVERSHIP ENTITIES, THEIR SUCCESSORS, THEIR RESPECTIVE PROPERTY, THE RECEIVER, OR THE RECEIVERSHIP ESTATE, AND FROM PARTICIPATING IN ANY DISTRIBUTION FROM THIS RECEIVERSHIP.

A holder of a claim or potential claim against the Receivership Estate should consult an attorney regarding matters in connection with this Notice.

Dated this ____ day of ____ 2025.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

Exhibit C

OGM
GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
MARGARITA ELIAS
Nevada Bar No. 14867
Email: melias@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., *et al.*, Plaintiffs, vs. DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THROUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive, Defendants, GLOBAL TECH INDUSTRIES GROUP, INC., Nominal Defendant.	CASE NO.: A-24-896359-B DEPT NO.: XVI **ORDER GRANTING RECEIVER'S MOTION TO (1) APPROVE PROCEDURE TO ADMINISTER CLAIMS AND PROOF OF CLAIM FORM, (2) ESTABLISH DEADLINE FOR FILING PROOFS OF CLAIM, AND (3) PERMIT NOTICE BY MAIL AND PUBLICATION AND INCORPORATED MEMORANDUM OF LAW**

Receiver Paul Strickland ("Receiver") for Global Tech Industries Group, Inc. ("GTII"), filed his Motion to (1) Approve Procedure to Administer Claims and Proof of Claim Form, (2) Establish Deadline for Filing Proofs of Claim, and (3) Permit Notice by Mail and Publication and Incorporated Memorandum of Law (the "Motion") on _________________. The Motion was heard and considered by the Court on ______, 2025. The Court having been fully apprised of the matters and having considered the Motion, any Opposition thereto, and the oral argument an

evidence submitted by counsel, hereby determines as follows:

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1. The Motion is **GRANTED**.

2. Within fifteen (15) days after the notice of entry of this Order, the Receiver shall cause (i) a copy of the Proof of Claim Form substantially in the form attached to the Motion as **Exhibit A** and the Notice of the Claim Bar Date ("Notice") substantially in the form attached to the Motion as **Exhibit B** to be mailed to the last known address according to GTII's records in the possession of the Receiver (and emailed if the Receiver has an email address in the GTII records in his possession) to known claimant and (ii) publishing the Notice in The Wall Street Journal or similar publication, the Nevada Legal News, and on GTII's website at www.gtii-us.com.

3. The deadline for effectuating delivery of a completed Proof of Claim Form on the Receiver asserting claims against the Receivership Estate,[1] including those arising out of (1) any dealing or business transacted by or with, or based upon acts or omissions of GTII or the defendants in the above-captioned case, or any of them, with respect to GTII and (2) any dealing or business transacted that relates in any way to any Receivership Assets (collectively, a "Claim") is the later of either ninety (90) days from the entry of this Order or seventy-five (75) days from the mailing (and emailing where an email address is available in the GTII records in the possession of the Receiver) the Proof of Claim Form and Notice of the Claim Bar Date to known potential Claimants (the "Claim Bar Date").

4. Each person or entity that asserts a Claim must submit an original, completed, written Proof of Claim, in the form attached to the Motion as **Exhibit A,** in compliance with the instructions in the Proof of Claim Form and the Notice, to the Receiver, Paul Strickland at 120 State Avenue NE, Suite 1014, Olympia, WA 98501 which must be received by the Receiver on or before the Claim Bar Date. Any person or entity that fails to submit a Proof of Claim to the Receiver on or before the Claim Bar Date (i.e., fails to take the necessary steps to ensure that the Proof of Claim is received by the Receiver on or before the Claim Bar Date), shall be forever

[1] Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Motion.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

barred and precluded from asserting any claim against the Receivership Estate.

5. The notice procedures of the Claim Bar Date provided in the Notice are sufficient and reasonably calculated to provide notice to all creditors if made by first class U.S. mail to the last known addresses (and email where an email address is available in the GTII records in the possession of the Receiver), publishing the Notice in The Wall Street Journal or similar publication, the Nevada Legal News, and on GTII website at www.gtii-us.com. The Court hereby authorizes that the costs of publication be paid directly from Receivership Assets.

6. The Claims Administration Procedure as set forth in the Motion are approved in all respects.

7. The submission of a Proof of Claim Form will both (i) subject the Claimant to the jurisdiction of the Eighth Judicial District Court in and for Clark County Nevada, and (ii) act as a waiver of any jury trial right of a Claimant with respect to his or her asserted claims against the Receivership Estate and any claims, remedies counterclaims, defenses, set off rights, or other rights the Receiver may have with respect to such claims.

8. This Court shall retain jurisdiction to interpret and enforce this Order.

IT IS SO ORDERED.

____

DISTRICT COURT JUDGE

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

White Rocks (BVI) Holdings Inc., Plaintiff(s) vs. David Reichman, Defendant(s)	CASE NO: A-24-896359-B DEPT. NO. Department 16

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order Shortening Time was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 5/5/2025

Anthony DiRaimondo	adiraimondo@rrsc-law.com
David Carroll	dcarroll@rrsc-law.com
Dylan Ciciliano	dciciliano@gtg.legal
Chad Clement	cclement@maclaw.com
Cally Hatfield	chatfield@maclaw.com
Tyson Hafen	tehafen@duanemorris.com
Robert Opdyke	ropdyke@rrsc-law.com
Lisa Heller	lah@mcnuttlawfirm.com
Dan McNutt	drm@mcnuttlawfirm.com
Matt Wolf	mcw@mcnuttlawfirm.com
Jeanne Metzger	jeannem@justice-law-center.com

Alexander Calaway	acalaway@maclaw.com
Tonya Binns	tbinns@gtg.legal
Lennie Fraga	lfraga@maclaw.com
Bret Whipple	admin@justice-law-center.com
Danielle Charlet	BKnotices@gtg.legal
Stephen Sutro	SHSutro@duanemorris.com
Suzanne Fogarty	srfogarty@duanemorris.com
Janice Reeder	jrreeder@duanemorris.com
Karen Tantay	ktantay@rrsc-law.com
Bret Whipple	civil@justice-law-center.com
Mark Hesiak	mdh@mcnuttlawfirm.com
Shelby Harmer	sharmer@gtg.legal
William Noall	wnoall@gtg.legal
Brian Herman	brian.herman@morganlewis.com
Margarita Elias	melias@gtg.legal